Exhibit 99.1

NII HOLDINGS REPORTS
THIRD QUARTER 2019 RESULTS
–Results for Brazil operations continue to be included
in discontinued operations

•Loss from continuing operations of $7 million and loss from discontinued operations of $28 million for the third quarter

•Nextel Brazil generated $33 million of adjusted operating income before depreciation and amortization (adjusted OIBDA) for the third quarter

•Quarter-end unrestricted cash of $29 million (excluding $52 million in cash and investments held for sale) and $103 million of cash held in escrow

•Closing of Nextel Brazil sale pending final approval from Brazil's Administrative Counsel for Economic Defense (CADE)

RESTON, Va., November 5, 2019 - NII Holdings, Inc. [NASDAQ: NIHD] today announced its financial results for the third quarter of 2019. For the quarter, the Company reported a $7 million loss from continuing operations and a $28 million loss from discontinued operations. Nextel Brazil generated adjusted OIBDA of $33 million, which excludes the impact of non-cash asset impairments, restructuring charges and other unusual items. Nextel Brazil's capital expenditures were $12 million for the quarter.

During the third quarter, the Company contributed capital of $24.3 million to Nextel Holdings, the partnership entity that owns Nextel Brazil, to partially fund a scheduled debt repayment under Nextel Brazil's license financing. AI Brazil did not make any additional capital contributions. As a result, the Company's equity ownership in Nextel Holdings increased to 72.43% as of September 30, 2019.

On September 30, 2019, the Company received the required approval from the ANATEL, Brazil's telecommunications regulatory agency, for the sale of NII Brazil Holdings, which owns the Company's interest in Nextel Holdings and indirectly owns Nextel Brazil, to América Móvil on the terms and conditions of the Purchase Agreement dated March 18, 2019. In addition, on September 9, 2019, the Company received the required approval from CADE, Brazil's national competition regulator. On October 22, 2019, the Company was notified that a wireless telecommunications provider in Brazil filed an appeal challenging CADE's clearance decision on the sale. The CADE board is reviewing the objection and is required to rule on the merits of the appeal by January 26, 2020, which in limited circumstances could be extended one time for up to 90 days. The parties to the sale transaction are working to close this appeal as quickly as possible.

Other than potential impacts from timing of closing of the sale of Nextel Brazil and foreign currency exchange rates, the Company does not expect any material changes in the estimated distributable value available to NII Holdings' stockholders. See the proxy statement filed with the Securities and Exchange Commission on May 6, 2019 for further information, including an estimated range of distributable values.

The Company ended the quarter with $29 million of unrestricted cash, excluding $52 million reported in cash and investments held for sale. In addition, the Company ended the quarter with $103 million of cash held in escrow.

In October 2019, the Company agreed to settlement terms with the tax authority in Mexico under which it expects to pay $15.1 million to close five of eight open tax audits for certain of Nextel Mexico's subsidiaries, subject to completion of the amended tax returns. Once these amended tax returns are accepted by the tax authority, the Company expects to request the release of an additional $9.3 million from escrow. While the Company does not expect changes to the settlement terms for these tax audits, the settlement is not legally binding until the amended tax returns have been filed and accepted.

Additional details regarding the Company’s results, including a more detailed explanation on local currency operating metrics, are included in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019 filed with the Securities and Exchange Commission today. Additional operational and financial details, including a quarterly earnings presentation, are also available under the Company's Investor Relations link at www.nii.com.

About NII Holdings, Inc.

NII Holdings, Inc., a publicly held company based in Reston, Virginia, is a provider of mobile communication services for individual consumers who use our services to meet both professional and personal needs in Brazil. NII Holdings, operating under the Nextel brand, offers fully integrated wireless communication tools with digital cellular voice services, data services, international voice and data roaming services and other value-added services. Visit NII Holdings' website at www.nii.com.
Visit NII Holdings' news room for news and to access our market's news center: nii.com/newsroom.

Safe Harbor Statement
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. This news release includes “forward-looking statements” within the meaning of the securities laws. The statements in this news release regarding the expected completion, timing and effects of our pending sale of Nextel Brazil and potential distributions to our stockholders upon liquidation and dissolution, as well as our business and economic outlook, future performance and guidance, as well as other statements that are not historical facts, are forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, the pending sale of Nextel Brazil; the effects and timing of the proposed transaction; our existing and future costs, expenses, claims and other liabilities, and the impact of these matters on our liquidation and dissolution; the Company’s ability to fund the business and meet its business plans; customer growth and retention; pricing; network usage; operating costs; the timing of various events; AI Brazil's minority ownership in Nextel Brazil; the economic and regulatory environment; and the foreign currency exchange rates that will prevail in 2019. Future performance cannot be assured and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include the risks and uncertainties relating to: the pending sale of Nextel Brazil, including the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the amount of the costs, fees, expenses and charges related to the sale of Nextel Brazil, or the impact of any adjustments to the purchase price; changes in foreign currency exchange rates; the effect the pending sale of Nextel Brazil has on our management team, customer relationships, operating results and business generally, including the ability to retain key employees; the cost and outcome of any legal proceedings that may be instituted against us and others following the announcement of the sale of Nextel Brazil; the timing and amount of cash and other assets available for distribution to our stockholders upon our dissolution and winding up; the impact of liquidity constraints, including the inability to access escrowed funds when expected; the impact of more intense competitive conditions and changes in economic conditions in Brazil; the performance of the Company’s network; the Company’s ability to provide services that customers want or need; the Company’s ability to execute its business plan; and the additional risks and uncertainties that are described in NII Holdings' Annual Report on Form 10-K for the year ended December 31, 2018, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and the Company disclaims any duty to update the information herein.

Media Contacts:

NII Holdings, Inc.
12110 Sunset Hills Road, Suite 600
Reston, Virginia 20190
(703) 390-5100
www.nii.com

Investor and Media Relations: Dan Freiman
(703) 547-5209
dan.freiman@nii.com